            SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549



                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


             Date of Report:  April 26, 1995



                     UNOCAL CORPORATION
                     ------------------

   (Exact name of registrant as specified in its charter)



     Delaware                         1-8483                 95-3825062
- -----------------------------------------------------------------------------
(State or other jurisdiction of     (Commission            (I.R.S. Employer
incorporation or organization)       File Number)          Identification No.)




1201 West Fifth Street, Los Angeles, California             90017
- -----------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)




Registrant's telephone number, including area code:   (213)  977-7600

ITEM 5.   OTHER EVENTS

          On April 26, 1995, the following news release was issued:

     Los Angeles, April 26 -- Unocal Corporation today reported first quarter 1995 net earnings of $74 million, or 27 cents per common share. This compares with a loss of $214 million, or 92 cents per common share, for the same period a year ago.
     Excluding the effect of special adjustments (detailed in the attached table), Unocal's earnings for the quarter were $54 million, or 19 cents per common share, compared with $71 million, or 26 cents per common share, the year before.
     Roger C. Beach, Unocal chief executive officer, said the first quarter results reflected increased crude oil and nitrogen fertilizer prices, which were offset by lower natural gas prices and losses in the company's West Coast refining and marketing operations.
     "We maintained solid earnings in our exploration and production operations because of higher crude oil prices, lower domestic operating costs and increased natural gas, crude oil and condensate production in the Far East," Beach said. "On the downstream side, though, our refining and marketing earnings were buffeted by lower product margins and reduced crude oil runs because of major turnarounds at our California refineries in the quarter.
     "As we head into the second quarter, the spot price for both crude oil and natural gas continues to rise, which has a significant impact on earnings. We have also completed the major turnarounds at our Los Angeles Refinery, and we can hopefully look forward to improved margins in our downstream operations."
     Beach also noted that the company's agricultural products business unit posted significant gains from continued higher prices for ammonia and urea as well as increased domestic and export sales volumes.
     Total revenues for the quarter were $1.96 billion, compared with $1.92 billion in the first quarter 1994.
     Cash flow from operations, before working capital changes, was $236 million for the quarter, compared with $350 million last year. The first quarter 1994 cash flow included the benefit from a $38 million settlement of a lawsuit in favor of Unocal, while the first quarter 1995 reflected significantly lower refining and marketing operating earnings from 76 Products Company.
     Capital expenditures for the first quarter were $267 million, compared with $264 million a year ago.
                                -1-

     Beach added that the company revised its financial reporting of business segments to reflect the reorganization of the company last year. "By changing our reporting segments, we will present a clearer picture of performance for each of our key business units and better reflect how Unocal's business is run," Beach said.

First Quarter Operations
- ------------------------
     Worldwide petroleum exploration and production earnings were $109 million, up 35 percent from $81 million last year. Adjusted for special items, earnings from petroleum exploration and production operations were $98 million, compared with $97 million in the first quarter a year ago.
     In the first quarter, the company continued its emphasis on controlling operating costs while recording lower exploration expense.
These positive factors were offset by the net effect of lower natural gas prices and higher crude oil prices.
     Worldwide crude oil production was lower, reflecting the impact of the sale of certain properties in the Central U.S. and coastal California during 1994. Worldwide crude oil sales prices for the quarter averaged
$15.22 per barrel, up from $11.32 per barrel last year.
     Natural gas production was down slightly from a year ago when the company had a one-time gas draw-down from a field in Canada. Worldwide natural gas sales prices for the quarter averaged $1.62 per thousand cubic feet (mcf), down from $2.04 per mcf last year.
     The 76 Products Company, Unocal's West Coast refining and marketing unit, posted a loss of $19 million during the quarter, compared with earnings of $16 million a year ago. Maintenance of major refinery processing equipment reduced the average input to crude oil processing units. Sales of petroleum products for the quarter were 243,000 barrels per day, up 6 percent from a year ago.
     Geothermal and power earnings were $4 million, compared with $5 million a year ago. Earnings from Indonesian operations were offset by the effect of curtailments at The Geysers in Northern California.
     Earnings from diversified businesses -- agricultural products, carbon and minerals, and real estate and the company's equity interest in various pipelines and The UNO-VEN Company -- were up 68 percent to $52 million in the quarter. Agricultural products enjoyed strong gains due to continued increases in prices for urea and ammonia.
     Net corporate and unallocated expense -- including administrative and general expense, net interest expense and environmental and litigation expense -- was $73 million, unchanged from last year.
     Beach noted that administrative and general expense was essentially unchanged from last year. "We expect to see reduced expense in the coming quarters as we realize the impact of the staff cuts and other cost-reduction activities that we've put in place," he said.





                    UNOCAL CORPORATION
                       NEWS RELEASE
                EARNINGS BY BUSINESS SEGMENT
                        (UNAUDITED)




                                                            For Three Months           For Three Months
                                                            Ended March 31, 1995       Ended March 31, 1994
    Millions of dollars                                     Before-tax    After -tax   Before-tax  After -tax
- --------------------------------------------------------------------------------------------------------------

    Petroleum
       Exploration & Production:
          United States                                           $94          $58           $57      $35
          Foreign                                                 106           51            93       46

       Refining & Marketing:
          76 Products Company                                     (31)         (19)           26       16
          Other                                                     1            1             3        3

    Geothermal & Power Operations                                   9            4            10        5

    Diversified Businesses:
          Agricultural Products                                    27           17             5        3
          Carbon & Minerals                                        24           18            20       14
          Pipelines                                                23           18            19       15
          Other                                                    (1)          (1)           (1)      (1)

    Corporate & Unallocated
          Administrative & General                                (40)         (25)          (39)     (24)
          Interest expense - net                                  (64)         (42)          (68)     (46)
          Environmental & Litigation expense                      (28)         (17)          (34)     (21)
          Other                                                    11           11            29       18
    -------------------------------------------------------------------------------------------------------------------
    Earnings before cumulative effect of accounting change        131           74           120       63
    Cumulative effect of accounting change                          0            0          (447)    (277)
    -------------------------------------------------------------------------------------------------------------------
                Total                                            $131          $74         ($327)   ($214)
    ====================================================================================================================

    The Exploration & Production segment is engaged in the exploration for, and the production of crude oil, condensate, natural gas liquids and natural gas.  This segment  is also responsible for the marketing of natural gas.

    Refining & Marketing:
       76 Products Company - principally is responsible for the company's West Coast petroleum refining operations, marketing and transportation of refined petroleum products.
       Other - primarily includes marketing of crude oil and natural gas liquids.

    The Geothermal & Power segment is involved in the exploration for, and the production and sale of geothermal resources.

    Diversified Businesses:
       Agricultural Products - manufactures and markets nitrogen-based fertilizers for wholesale markets.
       Carbon and Minerals - produces and markets petroleum cokes and specialty minerals.
       Pipelines - principally includes equity earnings from affiliated pipeline companies.
       Other - includes real estate operations and equity earnings from a refining and marketing joint venture.




        UNOCAL CORPORATION
        1995 EARNINGS NEWS RELEASE SUPPLEMENT
        SPECIAL ADJUSTMENTS
        (UNAUDITED)



                                                                        For the Three Months      For the Three Months
                                                                        Ended March 31, 1995      Ended March 31, 1994
                                                                        --------------------------------------------------
        Dollars in millions except per share amount                     Before -tax   After-tax   Before -tax   After-tax
- --------------------------------------------------------------------------------------------------------------------------

        Reported earnings (loss)                                              $131         $74         ($327)      ($214)
        Less: Special items
            Exploration & Production
               United States
                  Asset Sales                                                   13           8            12           7
                  Write-down of investment and provision for abandonment
                       and remediation of the Guadalupe oil field                0           0           (37)        (23)
               Foreign
                  Asset Sales                                                    4           3             0           0
            Diversified Businesses
               Other
                  Asset Sales                                                    3           2             2           1
            Corporate & Unallocated
                  Asset Sales                                                   26          16             0           0
                  Environmental provision                                       (7)         (4)            0           0
                  Litigation provision                                          (6)         (4)          (27)        (17)
                  Other                                                         (2)         (1)            0           0
                  Mesa settlement                                                0           0            38          24
            Cumulative effect of accounting change                               0           0          (447)       (277)
- --------------------------------------------------------------------------------------------------------------------------
             Total special items                                                31          20          (459)       (285)
- --------------------------------------------------------------------------------------------------------------------------
        Adjusted earnings                                                     $100         $54          $132         $71
        Less: Dividends on preferred stock                                                   9                         9
- --------------------------------------------------------------------------------------------------------------------------
        Adjusted net earnings applicable to common shares                                   45                        62
- --------------------------------------------------------------------------------------------------------------------------
        Adjusted net earnings per common share                                           $0.19                     $0.26

                                -4-




                  UNOCAL CORPORATION
                     NEWS RELEASE
    EARNINGS BY BUSINESS SEGMENT EXCLUDING  SPECIAL ADJUSTMENTS
                      (Unaudited)




                                                        For Three Months         For Three Months
                                                        Ended March 31, 1995     Ended March 31, 1994
                                                        --------------------     -----------------------
    Millions of dollars                                 Before-tax  After -tax   Before-tax  After -tax
- --------------------------------------------------------------------------------------------------------

    Petroleum
       Exploration & Production:
          United States                                       $81         $50          $82         $51
          Foreign                                             102          48           93          46

       Refining & Marketing:
          76 Products Company                                 (31)        (19)          26          16
          Other                                                 1           1            3           3

    Geothermal & Power Operations                               9           4           10           5

    Diversified Businesses:
          Agricultural Products                                27          17            5           3
          Carbon & Minerals                                    24          18           20          14
          Pipelines                                            23          18           19          15
          Other                                                (4)         (3)          (3)         (2)

    Corporate & Unallocated
          Administrative & General                            (40)        (25)         (39)        (24)
          Interest expense - net                              (64)        (42)         (68)        (46)
          Environmental & Litigation expense                  (15)         (9)          (7)         (4)
          Other                                               (13)         (4)          (9)         (6)
- ---------------------------------------------------------------------------------------------------------
                Total                                        $100         $54         $132         $71
=========================================================================================================





    NEWS RELEASE                                                           UNOCAL CORPORATION

    CONDENSED CONSOLIDATED EARNINGS STATEMENT
    (UNAUDITED)


                                                                                                     For the Three Months
                                                                                                       Ended March 31
                                                                                                     --------------------
    Dollars in millions except per share amounts                                                     1995            1994 (c)
- -------------------------------------------------------------------------------------------------------------------------

    Total revenues (a)                                                                         $    1,960      $    1,916
    Costs and other deductions (a)                                                                  1,829           1,796
                                                                                                -------------------------
    Earnings before income taxes                                                                      131             120
    Income taxes                                                                                       57              57
                                                                                               --------------------------
    Earnings before cumulative effect of accounting change                                             74              63
    Cumulative effect of accounting changes                                                           -              (277)
                                                                                               --------------------------
    Net earnings (loss)                                                                        $       74      $     (214)
    Dividends on preferred stock                                                                        9               9
                                                                                               --------------------------
    Net earnings (loss) applicable to common shares                                            $       65      $     (223)


    Earnings per common share: (b)
      Before cumulative effect of accounting change                                            $     0.27      $     0.19
      Cumulative effect of accounting change                                                          -             (1.11)
                                                                                               --------------------------
    Net earnings (loss)                                                                        $     0.27      $    (0.92)

    (a)Includes consumer excise taxes of                                                       $      210      $      222
    (b)Based on weighted average common shares outstanding (in millions)                              245             242
    (c)Restated for the effect of the accounting policy change recorded in the fourth quarter of 1994.





- -------------------------------------------------------------------------------------------------------------------------

    CONDENSED CONSOLIDATED BALANCE SHEET
    (UNAUDITED)

                                                                                                      March 31      Dec. 31
                                                                                                      ---------------------
    Millions of dollars                                                                               1995 (a)        1994
- ---------------------------------------------------------------------------------------------------------------------------

    Assets
    Cash and cash equivalents                                                                  $      113      $      148
    Other current assets                                                                            1,321           1,380
    Investments and long-term receivables                                                           1,063             895
    Properties - net                                                                                6,834           6,823
    Other assets                                                                                       84              91
                                                                                               --------------------------
       Total assets                                                                            $    9,415      $    9,337

    Liabilities
    Current liabilities                                                                        $    1,084      $    1,257
    Long-term debt and capital lease obligations                                                    3,664           3,461
    Deferred income taxes                                                                             633             643
    Other deferred credits and liabilities                                                          1,176           1,161
                                                                                               --------------------------
       Total liabilities                                                                       $    6,557      $    6,522

    Stockholders' Equity                                                                            2,858           2,815
                                                                                               --------------------------
       Total liabilities and stockholders' equity                                              $    9,415      $    9,337

    (a)  Certain amounts have been reclassified to conform to requirements of SFAS No. 119, "Disclosure about Derivative Financial
         Instruments and Fair Value of Financial Instruments".


                                -6-




    NEWS RELEASE                                                   UNOCAL CORPORATION

    CONDENSED CONSOLIDATED CASH FLOWS
    (UNAUDITED)

                                                                                                 For the Three Months
                                                                                                    Ended March 31
                                                                                                 --------------------
    Millions of dollars                                                                           1995           1994
- -------------------------------------------------------------------------------------------------------------------------

    Cash flows from operating activities
         Cash flow from operations                                                           $     236      $     350
         Working capital and other changes related to operations                                  (122)           (62)
                                                                                               --------------------------
                   Net cash provided by operating activities                                 $     114      $     288

    Cash flows from investing activities
         Capital expenditures  (includes dry hole costs)                                          (267)          (264)
         Proceeds from asset sales                                                                  94             38
                                                                                               --------------------------
                   Net cash used in investing activities                                     $    (173)     $    (226)

    Cash flows from financing activities
         Long-term borrowings                                                                      266            362
         Reduction of long-term debt and capital lease obligations                                (200)          (363)
         Dividends paid                                                                            (58)           (57)
         Other                                                                                      16              8
                                                                                               --------------------------
                   Net cash provided by (used in) financing activities                       $      24      $     (50)

    Increase (decrease) in cash and cash equivalents                                               (35)            12
    Cash and cash equivalents at beginning of year                                                 148            205
                                                                                               --------------------------
    Cash and cash equivalents at end of period                                               $     113      $     217






    SELECTED FINANCIAL DATA                                                                       For the Three Months
                                                                                                   Ended March 31
                                                                                               --------------------------
    Millions of dollars                                                                           1995           1994
- -------------------------------------------------------------------------------------------------------------------------

    Exploration expense
         Oil and gas
              United States                                                                  $      10      $       3
              Foreign                                                                               18             22
         Geothermal                                                                                  1              -
                                                                                               --------------------------
              Total                                                                          $      29      $      25

    Dry hole costs
         United States                                                                       $     -        $      15
         Foreign                                                                                     4              9
                                                                                               --------------------------
              Total                                                                          $       4      $      24

    Depreciation, Depletion & Amortization                                                   $     228      $     257

                               -7-




    NEWS RELEASE                                                               UNOCAL CORPORATION

    OPERATING HIGHLIGHTS
    (UNAUDITED)

                                                                                                    For the Three Months
                                                                                                      Ended March 31
                                                                                               --------------------------
                                                                                                 1995             1994
- -------------------------------------------------------------------------------------------------------------------------

    Net daily production (a)
       Crude oil and condensate (thousand barrels):
                 United States                                                                  131.2            141.4
                 Foreign:
                      Far East                                                                   87.5             77.3
                      Other                                                                      31.1             38.3
                                                                                               --------------------------
                             Total Foreign                                                      118.6            115.6
- -------------------------------------------------------------------------------------------------------------------------

           Worldwide                                                                            249.8            257.0

       Natural gas (million cubic feet):
                 United States                                                                  1,120            1,118
                 Foreign:
                      Far East                                                                    615              588
                      Other                                                                        33               98
                                                                                               --------------------------
                             Total Foreign                                                        648              686
- -------------------------------------------------------------------------------------------------------------------------

           Worldwide                                                                            1,768            1,804

       Natural gas liquids (thousand barrels)                                                    22.0             19.4

       Geothermal (million kilowatt-hours)                                                       15.6             19.6

    Input to crude oil processing units (thousand barrels daily)                                  190              223

    Sales of petroleum products (thousand barrels daily) (b)                                      243              230

    Average sales prices
       Crude oil and condensate (per barrel):
                 United States                                                              $   14.74      $     10.48
                 For
                      Far East                                                              $   16.19      $     13.15
                      Other                                                                 $   15.62      $     12.15
                             Total Foreign                                                  $   15.98      $     12.72
- -------------------------------------------------------------------------------------------------------------------------

           Worldwide                                                                        $   15.22      $     11.32

       Natural gas (per mcf):
                 United States                                                              $    1.45      $      2.08
                 For
                      Far East                                                              $    1.96      $      2.01
                      Other                                                                 $    1.22      $      1.79
                             Total Foreign                                                  $    1.92      $      1.97
- -------------------------------------------------------------------------------------------------------------------------

           Worldwide                                                                        $    1.62      $      2.04


    (a)Includes production sharing agreements on a gross basis.
    (b)Restated 1994 to exclude 50% of the volumes of The UNO-VEN Company.
                                -8-


                                  SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                      UNOCAL CORPORATION
                                      ------------------
                                        (Registrant)






Dated:  April 26, 1995         By:      CHARLES S. MCDOWELL
- ------------------------              ------------------------------
                                      Charles S. McDowell,
                                      Vice President and Comptroller



                                -9-